UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 14, 2026
Date of Report (Date of earliest event reported)

Red River Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Louisiana	001-38888	72-1412058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1412 Centre Court Drive, Suite 301, Alexandria, Louisiana		71301
(Address of Principal Executive Offices)		(Zip Code)
(318) 561-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RRBI	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item. 7.01     Regulation FD Disclosure.
Red River Bancshares, Inc. (the “Company”) intends to participate in the 2026 Gulf South Bank Conference, which will be held on May 18-19, 2026. During this conference, members of the Company’s executive management team will meet with investors and analysts. Attached as Exhibit 99.1 to this Current Report on Form 8-K is the presentation the Company’s executive management team will present. The presentation is also available on the Investor Relations page of the Company’s website at www.redriverbank.net.
All information included in the presentation is presented as of the dates indicated, and the Company does not assume any obligation to correct or update such information in the future. In addition, the Company disclaims any inferences regarding the materiality of such information that may arise as a result of it furnishing such information under Item 7.01 of this Current Report on Form 8-K.
As provided in General Instruction B.2. to Form 8-K, the information furnished in Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item. 9.01     Financial Statements and Exhibits.
(d)    Exhibits. The following are furnished as exhibits to this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit
99.1	Red River Bancshares, Inc. Investor Presentation for 2026 Gulf South Bank Conference
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Dated: May 14, 2026

RED RIVER BANCSHARES, INC.

By:	/s/ Isabel V. Carriere
Isabel V. Carriere, CPA, CGMA
Senior Executive Vice President, Chief Financial Officer, and Assistant Corporate Secretary
(Principal Financial Officer and Principal Accounting Officer)